UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 30, 2019 (April 25, 2019)

SOUTH STATE CORPORATION

 (Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                 ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 25, 2019,  South State Corporation  (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Columbia, South Carolina.  At the Annual Meeting, there were present in person or by proxy 31,999,214 shares of the Company’s common stock, representing 90.47% of the total outstanding eligible votes.  At the Annual Meeting, the Company’s shareholders were asked to vote on the following proposals:

(1) To elect four members of the Board of Directors to serve three-year terms;

(2) To conduct a non-binding, advisory vote on the compensation of the Company’s named executive officers;

(3) To approve the 2019 Omnibus Stock and Performance Plan; and

(4)  To ratify, as an advisory, non-binding vote, the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2019.

The voting results for three non-routine proposals and one routine proposal (the fourth proposal below) follows:

(1) Approval of a proposal to elect the following individuals as directors of the Company for three-year terms:

Nominees for Director	Votes For	Votes Withheld	Non Votes	Uncast
Robert R. Horger	25,502,659	1,216,466	5,280,089	-
Robert H. Demere, Jr.	25,942,537	776,588	5,280,089	-
Grey B. Murray	25,832,089	887,036	5,280,089	-
James W. Roquemore	25,822,866	896,259	5,280,089	-

Each elected director received at least 95.4% of the voted shares in favor of their election.

The following individuals continue to serve as directors until our Annual Meeting in the year indicated:

Directors Whose Terms Will Expire in 2022
Robert H. Demere, Jr.
Robert R. Horger
James W. Roquemore
Grey B. Murray

Directors Whose Terms Will Expire in 2021
John C. Pollok
Cynthia A. Hartley
Thomas E. Suggs
Kevin P. Walker

Directors Whose Terms Will Expire in 2020
Robert R. Hill, Jr.
Paula Harper Bethea
Thomas J. Johnson
Martin B. Davis
James C. Cherry
Jean E. Davis

(2)  Proposal to conduct a non-binding, advisory vote on the compensation of the Company’s named executive officers:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	25,165,806	71.14%	94.18%
Voting Against	1,247,184	3.53%	4.67%
Abstain From Voting	306,135	0.87%	1.15%
Non Votes	5,280,089	14.93%
Total	31,999,214	90.47%	100.00%

(3)  Proposal to approve the 2019 Omnibus Stock and Performance Plan:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	25,419,268	71.87%	95.14%
Voting Against	1,243,122	3.51%	4.65%
Abstain From Voting	56,735	0.16%	0.21%
Non Votes	5,280,089	14.93%
Total	31,999,214	90.47%	100.00%

(4)  Proposal to ratify, as an advisory, non-binding vote, the appointment of Dixon Hughes Goodman LLP, Certified Public Accountants, as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019:

	Votes	% of Shares Outstanding	% of Shares Voted
Voting For	31,689,246	89.59%	99.03%
Voting Against	187,782	0.53%	0.59%
Abstain From Voting	122,186	0.35%	0.38%

Total	31,999,214	90.47%	100.00%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH STATE CORPORATION
(Registrant)

Date: April 30, 2019	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President,
Chief Financial Officer